CHRYSLER FINANCIAL                                                                           DISTRIBUTION DATE:    06-DEC-02
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY SERVICER'S CERTIFICATE (HP)                                             PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------
      Payment Determination Statement Number                                                      5
      Distribution Date                                                                   06-Dec-02

      DATES COVERED                                                              FROM AND INCLUDING          TO AND INCLUDING
      -------------                                                              ------------------          ----------------
           Collections Period                                                             01-Nov-02                 30-Nov-02
           Accrual Period                                                                 06-Nov-02                 05-Dec-02
           30/360 Days                                                                           30
           Actual/360 Days                                                                       30


                                                                                 NUMBER OF
      COLLATERAL POOL BALANCE DATA                                               ACCOUNTS                    $ AMOUNT
      ----------------------------                                               --------                    --------
      Pool Balance - Beginning of Period                                          104,051                    1,790,652,445.31
      Collections of Installment Principal                                                                      32,409,253.56
      Collections Attributable to Full Payoffs                                                                  16,217,337.41
      Principal Amount of Repurchases                                                                                    0.00
      Principal Amount of Gross Losses                                                                           2,290,149.95
                                                                                                     -------------------------

      Pool Balance - End of Period                                                102,833                    1,739,735,704.39
                                                                                                     =========================



      POOL STATISTICS                                                                                       END OF PERIOD
      ---------------                                                                                 -----------------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                               2,000,013,689.95
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  86.99%

      Ending O/C Amount                                                                                        108,364,302.84
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                          106.64%

      Cumulative Net Losses                                                                                      1,766,122.32
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.36910%
      Cumulative Recovery Ratio                                                                                        56.54%
      60+ Days Delinquency Amount                                                                                6,765,945.43
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.31240%

      Weighted Average APR                                                                                             7.163%
      Weighted Average Remaining Term (months)                                                                          48.88
      Weighted Average Seasoning (months)                                                                                9.72

CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY                                                     DISTRIBUTION DATE:    06-DEC-02
SERVICER'S CERTIFICATE (HP)                                                                                        PAGE 2 OF 2
------------------------------------------------------------------------------------------------------------------------------
CASH SOURCES
     Collections of Installment Principal         32,409,253.56   O/C RELEASE             (Prospectus pg S16)
     Collections Attributable to Full Payoffs     16,217,337.41   -----------
     Principal Amount of Repurchases                       0.00   Pool Balance                                     1,739,735,704.39
                                                                  Yield Supplement O/C Amount                        (10,067,161.88)
     Recoveries on Loss Accounts                   1,281,424.96                                                ---------------------
     Collections of Interest                       9,961,674.21   Adjusted Pool Balance                            1,729,668,542.51

     Investment Earnings                              64,659.56
     Reserve Account                               4,797,657.50   Total Securities                                 1,631,371,401.55
                                               -----------------                                               ---------------------
     TOTAL SOURCES                                64,732,007.20
                                               =================  Adjusted O/C Amount                                 98,297,140.96

                                                                  O/C Release Threshold                               69,186,741.70
CASH USES
     Servicer Fee                                  1,492,210.37



     Note Interest                                 3,638,179.70
     Reserve Fund                                  4,797,657.50   O/C Release Period?      (A1 Notes Matured)          No
     O/C Release to Seller                                 0.00
     Note Principal                               54,803,959.63   O/C Release                                                 0.00
                                             -------------------
     TOTAL CASH USES                              64,732,007.20
                                             ===================


ADMINISTRATIVE PAYMENT
Total Principal and Interest Sources              64,732,007.20
Investment Earnings in Trust Account                 (64,659.56)
Daily Collections Remitted                       (60,068,543.75)
Cash Reserve in Trust Account                     (4,797,657.50)
Servicer Fee (withheld)                           (1,492,210.37)
O/C Release to Seller                                      0.00
                                             -------------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT          (1,691,063.98)
                                             ===================




                                           Beginning                  Ending               Principal           Principal per
                                            Balance                  Balance                Payment              $1000 Face
                                      --------------------      ---------------------------------------------------------------
NOTES & CERTIFICATES
Class A-1  356,694,000.00  @   1.83%       123,806,361.18             69,002,401.55         54,803,959.63        108.3082206
Class A-2  675,000,000.00  @   2.20%       675,000,000.00            675,000,000.00                  0.00          0.0000000
Class A-3  430,000,000.00  @   2.93%       430,000,000.00            430,000,000.00                  0.00          0.0000000
Class A-4  395,000,000.00  @   3.53%       395,000,000.00            395,000,000.00                  0.00          0.0000000
Certificates                                62,369,000.00             62,369,000.00                  0.00          0.0000000
                                      --------------------      ------------------------------------------
    Total Securities                     1,686,175,361.18          1,631,371,401.55         54,803,959.63
                                      ====================      ==========================================


                                                Interest                 Interest per
                                                 Payment                  $1000 Face                  Original
                                     ----------------------------------------------------
NOTES & CERTIFICATES
Class A-1  356,694,000.00  @   1.83%           188,804.70                  0.3731318                  506000000
Class A-2  675,000,000.00  @   2.20%         1,237,500.00                  1.5926641                  777000000
Class A-3  430,000,000.00  @   2.93%         1,049,916.67                  1.7527824                  599000000
Class A-4  395,000,000.00  @   3.53%         1,161,958.33                  2.7404678                  424000000
Certificates                                         0.00                                              77400000
                                      --------------------                                 ---------------------
    Total Securities                         3,638,179.70                                      2,383,400,000.00
                                      ====================                                 =====================



* Class A-1 Interest is computed on an Actual/360 Basis.
  Days in current period 30
                        ----